Filed Pursuant to Rule 497
File no. 333-235356

Maximum Offering of 71,620,877 Shares
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Supplement No. 6 dated July 16, 2020
to the
Prospectus dated February 6, 2020
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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Common Stock Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Common Stock Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Common Stock Prospectus before you decide to invest.

Monthly Net Asset Value Determination

In connection with our monthly net asset value determination, as provided in our valuation policies and procedures, we are announcing that the estimated net asset value of our investment portfolio as of June 30, 2020 is $10.58 per share of our common stock.

No Change in Public Offering Price

Since the estimated net asset value as of June 30, 2020 is unchanged from May 31, 2020, we are announcing no changes in the public offering prices of our common stock. The public offering prices of our common stock remains as follows: $11.40 per share designated as “Class R,” $10.72 per share designated as “Class RIA,” and $10.63 per share designated as “Class I.” Although we use “Class” designations to indicate our differing sales load structures, the Company does not operate as a multi-class fund.